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                                                                    EXHIBIT 99.9



                          CERTIFICATE OF DESIGNATIONS,
                             PREFERENCES AND RIGHTS

                                       OF

                  AUTOMATICALLY CONVERTIBLE EQUITY SECURITIES,
                      CONVERSION PREFERRED STOCK, SERIES C

                                       OF

                               APACHE CORPORATION

             PURSUANT TO SECTION 151 OF THE GENERAL CORPORATION LAW
                            OF THE STATE OF DELAWARE


Apache Corporation, a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), in accordance with the provisions of Section 103 thereof, DOES HEREBY CERTIFY:

That pursuant to the authority vested in the Board of Directors in accordance with the provisions of the Restated Certificate of Incorporation, as amended, of the Corporation, which authorizes the issuance by the Corporation of up to five million (5,000,000) shares of no par value preferred stock, which authority was delegated by the Board of Directors to a committee of the Board of Directors (the "Committee") pursuant to resolutions adopted on April 2, 1999 and April 26, 1999, the Committee by unanimous written consent dated May ___, 1999, adopted the following resolution creating and providing for the issuance of a series of preferred stock of the Corporation:

         RESOLVED: That, pursuant to the authority delegated by the Board of Directors of the Corporation, the Committee hereby creates a series of preferred stock of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof (in addition to the provisions set forth in the Restated Certificate of Incorporation of the Corporation, which are applicable to all series of the Corporation's preferred stock) as follows:

                  AUTOMATICALLY CONVERTIBLE EQUITY SECURITIES,
                      CONVERSION PREFERRED STOCK, SERIES C

         1. Number of Shares and Designation. [ONE HUNDRED FIFTEEN] thousand [(115,000)] shares of the five million (5,000,000) authorized shares of no par value preferred stock of the Corporation are hereby constituted as a series of preferred stock, no par value per share, designated as "Automatically Convertible Equity Securities, Conversion Preferred Stock, Series C" (hereinafter called the "Series C Preferred Stock"). The Board of Directors may increase or decrease the number of shares of the series, but may not decrease the number of shares below the number of shares then outstanding.


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         2. Ranking. The Series C Preferred Stock shall rank prior and superior to all of the common stock, $1.25 par value per share, of the Corporation (the "Common Stock") now or hereafter outstanding, and prior and superior to the Series A Junior Participating Preferred Stock of the Corporation (the "Series A Preferred Stock") as to payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Corporation. The Series C Preferred Stock shall rank equal to the Corporation's 5.68% Cumulative Preferred Stock, Series B (the "Series B Preferred Stock"), as to payment of dividends and distribution of assets upon dissolution, liquidation or winding up of the Corporation.

         3. Dividends.

         (i) General. Cumulative cash dividends shall be payable on each share of Series C Preferred Stock when, as and if declared by the Board of Directors of the Corporation or a duly authorized committee thereof, out of the assets of the Corporation legally available therefor.

         Dividends on the Series C Preferred Stock shall be payable quarterly, when, as and if declared by the Board of Directors of the Corporation or a duly authorized committee thereof on the last business day of January, April, July and October of each year (each such date being referred to herein as a "Dividend Payment Date") at the annual rate of $________ per share. The initial dividend on the Series C Preferred Stock for the dividend period commencing on May ___, 1999, to but excluding July 30, 1999, will be $_________ per share, and shall be payable on July 30, 1999. The amount of dividends payable on each share of Series C Preferred Stock for each full quarterly period thereafter shall be computed by dividing the annual dividend rate by four. The amount of dividends payable for any other period that is shorter or longer than a full quarterly dividend period will be computed on the basis of a 360-day year consisting of twelve 30-day months.

         A dividend period with respect to a Dividend Payment Date is the period commencing on the preceding Dividend Payment Date or, if none, the date of issue and ending on the day immediately prior to the next Dividend Payment Date. Dividends payable, if declared, on a Dividend Payment Date shall be payable to holders of record as they appear on the stock books of the Corporation on the record date, which shall be the fifteenth day of the calendar month in which the applicable Dividend Payment Date falls (each, a "Dividend Record Date").

         Dividends on the Series C Preferred Stock shall be cumulative if the Corporation fails to declare one or more dividends on the Series C Preferred Stock in any amount, whether or not the earnings or financial condition of the Corporation were sufficient to pay such dividends in whole or in part.

         Holders of shares of Series C Preferred Stock shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full dividends (including accrued dividends, if any) on shares of Series C Preferred Stock. No interest or sum of money in lieu of interest shall be payable in respect of any dividend or payment which may be in arrears.

         Dividends in arrears on the Series C Preferred Stock payable, if declared, but not declared for payment or paid on any Dividend Payment Date may be declared by the Board of

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Directors of the Corporation or a duly authorized committee thereof and paid on any date fixed by the Board of Directors of the Corporation or a duly authorized committee thereof, whether or not a Dividend Payment Date, to the holders of record of the shares of Series C Preferred Stock, as they appear on the stock register of the Corporation on such record date, which shall be not less than ten nor more than 30 days prior to the payment date therefor, as shall be fixed by the Board of Directors of the Corporation or a duly authorized committee thereof.

         (ii) Payment Restrictions. The Corporation may not declare or pay any dividend or make any distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up) on, or redeem, purchase or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up), shares of Common Stock, of Series A Preferred Stock or of any other stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, unless all accrued and unpaid dividends on the Series C Preferred Stock for all prior dividend periods have been or contemporaneously are declared and paid and the full quarterly dividend on the Series C Preferred Stock for the current dividend period has been or contemporaneously is declared and set apart for payment.

         Whenever all accrued dividends on the Series C Preferred Stock are not paid in full, the Corporation may not declare or pay dividends or make any distribution of assets (other than dividends paid or other distributions made in stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up) on any other stock of the Corporation ranking on a parity with the Series C Preferred Stock as to the payment of dividends, including the Series B Preferred Stock, unless (a) all accrued and unpaid dividends on the Series C Preferred Stock for all prior dividend periods are contemporaneously declared and paid or (b) all dividends declared and paid or set apart for payment or other distributions made on the Series C Preferred Stock and any other stock of the Corporation ranking on a parity with the Series C Preferred Stock as to the payment of dividends, including the Series B Preferred Stock, are declared and paid or set apart for payment or made pro rata so that the amount of dividends declared and paid or set apart for payment or other distributions made per share on the Series C Preferred Stock and such other stock of the Corporation will bear the same ratio that accrued and unpaid dividends per share on the Series C Preferred Stock and such other stock of the Corporation bear to each other.

         Whenever all accrued dividends on the Series C Preferred Stock are not paid in full, the Corporation may not redeem, purchase or otherwise acquire (except upon conversion or exchange for stock of the Corporation ranking junior to the Series C Preferred Stock as to the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up) other stock of the Corporation ranking on a parity with the Series C Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up, including the Series B Preferred Stock, unless (a) all outstanding shares of the Series C Preferred Stock are contemporaneously redeemed or (b) a pro rata redemption is made of shares of Series C Preferred Stock and such other stock of the Corporation, with the amount allocable to each series of such stock determined on the basis of the aggregate liquidation preference of the outstanding shares of each series and the shares of each series being redeemed only on a pro rata basis.


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         4. Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, the holders of shares of Series C Preferred Stock shall be entitled to receive out of the assets of the Corporation available for distribution to stockholders, before any distribution of assets is made on the Common Stock of the Corporation or any other class or series of stock of the Corporation ranking junior to the Series C Preferred Stock, upon liquidation, a liquidating distribution in the amount of $______ per share, plus an amount equal to the sum of all accrued and unpaid dividends (whether or not earned or declared) for the then-current dividend period and all dividend periods prior thereto.

         Neither the sale of all or substantially all of the property or business of the Corporation, nor the merger, conversion or consolidation of the Corporation into or with any other corporation, nor the merger, conversion or consolidation of any other corporation into or with the Corporation shall constitute a liquidation, dissolution or winding up, voluntary or involuntary, for the purposes of the foregoing paragraph. After the payment to the holders of the shares of Series C Preferred Stock of the full preferential amounts provided for above, the holders of the shares of Series C Preferred Stock as such shall have no right or claim to any of the remaining assets of the Corporation.

         In the event the assets of the Corporation available for distribution to the holders of the shares of Series C Preferred Stock upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such holders are entitled as provided above, no such distribution shall be made on account of any other stock of the Corporation ranking on a parity with the Series C Preferred Stock as to the distribution of assets upon such liquidation, dissolution or winding up, including the Series B Preferred Stock, unless a pro rata distribution is made on the Series C Preferred Stock and such other stock of the Corporation, with the amount allocable to each series of such stock determined on the basis of the aggregate liquidation preference of the outstanding shares of each series and distributions to the shares of each series being made on a pro rata basis.

         5. Voting Rights.

         (i) The holders of shares of Series C Preferred Stock shall have no voting rights, except as set forth below or as expressly required by applicable law. In exercising any such vote, each outstanding share of Series C Preferred Stock shall be entitled to one vote.

         (ii) If the equivalent of six quarterly dividends payable, whether consecutively or not, on the Series C Preferred Stock or any other class or series of preferred stock ranking on a parity with the Series C Preferred Stock as to the payment of dividends, including the Series B Preferred Stock, has not been paid, the number of directors of the Corporation shall be increased by two (without duplication of any increase made pursuant to the terms of any other series of preferred stock of the Corporation), and the holders of the Series C Preferred Stock, voting as a single class with the holders of shares of any other class of the preferred stock of the Corporation ranking on a parity with the Series C Preferred Stock either as to dividends or distribution of assets and upon which like voting rights have been conferred and are exercisable, shall have the exclusive right to vote for and to elect such two directors at any meeting of stockholders of the Corporation at which directors are to be elected held during the period such dividends remain in arrears. Each class or series of preferred stock entitled to vote for the additional directors shall


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have a number of votes proportionate to the aggregate liquidation preference of its outstanding shares. Such voting right shall continue until full cumulative dividends for all past dividend periods on all such preferred stock of the Corporation, including any shares of the Series B Preferred Stock and the Series C Preferred Stock, have been paid or declared and set apart for payment. Any such elected directors shall serve until the Corporation's next annual meeting of stockholders (notwithstanding that prior to the end of such term the right to elect directors shall cease to exist) or until their respective successors shall be elected and qualify.

         (iii) Whenever such right shall vest, it may be exercised initially either at a special meeting of holders of Series C Preferred Stock or at any annual stockholders' meeting, but thereafter it shall be exercised only at annual stockholders' meetings. Any director who shall have been elected by the holders of Series C Preferred Stock as a class pursuant to this Section 5 may be removed at any time, either for or without cause by, and only by, the affirmative votes of the holders of record of a majority of the outstanding shares of Series C Preferred Stock given at a special meeting of such stockholders called for such purpose, and any vacancy created by such removal may also be filled at such meeting. Any vacancy caused by the death or resignation of a director who shall have been elected by the holders of Series C Preferred Stock as a class pursuant to this Section 5 may be filled only by the holders of all outstanding Series C Preferred Stock at a meeting called for such purpose.

         Any meeting of the holders of all outstanding Series C Preferred Stock entitled to vote as a class for the election or removal of directors shall be held at the place at which the last annual meeting of stockholders was held. At such meeting, the presence in person or by proxy of the holders of a majority of the outstanding shares of all outstanding Series C Preferred Stock shall be required to constitute a quorum; in the absence of a quorum, a majority of the holders present in person or by proxy shall have the power to adjourn the meeting from time to time without notice, other than announcement at the meeting, until a quorum shall be present.

         (iv) So long as any Series C Preferred Stock is outstanding, the affirmative vote or consent of the holders of at least 80% of the outstanding shares of the Series C Preferred Stock will be required for any amendment of the Restated Certificate of Incorporation of the Corporation (or any certificate supplemental thereto) which will adversely affect the powers, preferences, privileges or rights of the Series C Preferred Stock. The affirmative vote or consent of the holders of at least 80% of the outstanding shares of the Series C Preferred Stock and any other series of the preferred stock of the Corporation ranking on a parity with the Series C Preferred Stock either as to dividends or upon liquidation, voting as a single class without regard to series, will be required to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any additional class or series of stock ranking prior to the Series C Preferred Stock as to dividends or upon dissolution, or to reclassify any authorized stock of the Corporation into such prior shares; but such vote will not be required for the Corporation to issue, authorize or increase the authorized amount of, or issue or authorize any obligation or security convertible into or evidencing a right to purchase, any stock ranking on a parity with or junior to the Series C Preferred Stock.

         The affirmative vote or consent of the holders of a majority of all the outstanding shares of Series C Preferred Stock, voting or consenting separately as a class, shall be required to approve any merger, conversion, consolidation or compulsory share exchange to which the


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Corporation is a party, unless (a) the terms of such merger, conversion, consolidation or compulsory share exchange do not provide for a change in the terms of the Series C Preferred Stock and (b) the Series C Preferred Stock is on a parity with or prior to (in respect of the payment of dividends and the distribution of assets upon liquidation, dissolution or winding up) any other class or series of capital stock authorized by the surviving corporation, other than any class or series of stock of the Corporation ranking senior as to the Series C Preferred Stock either as to the payment of dividends or the distribution of assets upon liquidation, dissolution or winding up of the Corporation and previously authorized with the consent of holders of Series C Preferred Stock as described herein (or other than any capital stock into which such prior stock is converted as a result of such merger, consolidation or compulsory share exchange).

         6. Conversion.

         (i) Mandatory Conversion. Unless earlier converted at the option of the holder in accordance with the provisions of Section 6(ii), on May ___, 2002 (the "Mandatory Conversion Date"), each outstanding share of the Series C Preferred Stock shall convert automatically (the "Automatic Conversion") into (a) shares of authorized Common Stock at the Exchange Rate (as hereinafter defined) in effect on the Mandatory Conversion Date and (b) the right to receive an amount in cash equal to all accrued and unpaid dividends on such share of Series C Preferred Stock to the Mandatory Conversion Date, whether or not earned or declared, out of funds legally available therefor. The Exchange Rate is equal to
(a) if the Current Market Price is greater than or equal to $______ per share (the "Threshold Price"), ____ shares of Common Stock (the "Upper Exchange Rate"), (b) if the Current Market Price is less than the Threshold Price but greater than the Initial Price, the number of shares of Common Stock having a value (determined at the Current Market Price) equal to 50 times the Initial Price (the "Middle Exchange Rate"), and (c) if the current Market Price is less than or equal to the Initial Price, 50 shares of Common Stock (the "Lower Exchange Rate") per share of Series C Preferred Stock, and is subject to adjustment as set forth in Section 6(iii) and Section 6(iv) below. Dividends on the shares of Series C Preferred Stock shall cease to accrue and such shares of Series C Preferred Stock shall cease to be outstanding on the Mandatory Conversion Date. The Corporation shall make such arrangements as it deems appropriate for the issuance of certificates representing shares of Common Stock, and for the payment of cash in respect of such accrued and unpaid dividends on the Series C Preferred Stock, if any, or cash in lieu of fractional shares of Common Stock, if any, in exchange for and contingent upon surrender of certificates representing the shares of Series C Preferred Stock, and the Corporation may defer the payment of dividends on such shares of Common Stock and the voting thereof until, and make such payment and voting contingent upon, the surrender of such certificates representing the shares of Series C Preferred Stock, provided that the Corporation shall give the holders of the shares of Series C Preferred Stock such notice of any such actions as the Corporation deems appropriate and upon such surrender such holders shall be entitled to receive such dividends declared and paid on such shares of Common Stock subsequent to the Mandatory Conversion Date. Amounts payable in cash in respect of the shares of Series C Preferred Stock or in respect of such shares of Common Stock shall not bear interest.

         (ii) Optional Conversion. Shares of Series C Preferred Stock are convertible, in whole or in part, at the option of the holders thereof ("Optional Conversion"), at any time prior to the Mandatory Conversion Date, into shares of Common Stock at a rate of __________ shares


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of Common Stock for each share of Series C Preferred Stock (the "Optional
Conversion Rate"), subject to adjustment as set forth in Section 6(iii) and
Section 6(iv) below.

         Optional conversion of shares of Series C Preferred Stock may be effected by delivering certificates evidencing such shares, together with written notice of conversion and a proper assignment of such certificates to the Corporation or in blank (and, if applicable, payment of an amount equal to the dividend payable on such shares), to the office of the Transfer Agent for the Series C Preferred Stock or to any other office or agency maintained by the Corporation for that purpose and otherwise in accordance with Optional Conversion procedures established by the Corporation. Each Optional Conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the foregoing requirements shall have been satisfied. The Optional Conversion shall be at the Optional Conversion Rate in effect at such time and on such date.

         Holders of shares of Series C Preferred Stock at the close of business on a Dividend Record Date shall be entitled to receive the dividend payable on such shares on the corresponding Dividend Payment Date notwithstanding the Optional Conversion of such shares following such Dividend Record Rate and prior to such Dividend Payment Date. However, shares of Series C Preferred Stock surrendered for Optional Conversion after the close of business on a Dividend Record Date and before the opening of business on the next succeeding Dividend Payment Date must be accompanied by payment in cash of an amount equal to the dividend payable on such shares on such Dividend Payment Date. Except as provided above, upon any Optional Conversion of shares of Series C Preferred Stock, the Corporation shall make no payment or allowance for unpaid preferred dividends, whether or not in arrears, on such shares of Series C Preferred Stock as to which Optional Conversion has been effected or for dividends or distributions on the shares of Common Stock issued upon such Optional Conversion.

         (iii) Adjustments to the Exchange Rate and the Optional Conversion Rate. The Exchange Rate and the Optional Conversion Rate shall each be subject to adjustment from time to time as provided below in this Section 6(iii).

                  (a) If the Corporation shall pay or make a dividend or other distribution with respect to its Common Stock in shares of Common Stock (including by way of reclassification of any shares of its Common Stock), the Exchange Rate and the Optional Conversion Rate in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall each be increased by multiplying such Exchange Rate and Optional Conversion Rate by a fraction of which the numerator shall be the sum of the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination plus the total number of shares of Common Stock constituting such dividend or other distribution, and of which the denominator shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination, such increase to become effective immediately after the opening of business on the day following the date fixed for such determination.


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                  (b) In case outstanding shares of Common Stock shall be
         subdivided or split into a greater number of shares of Common Stock, the Exchange Rate and the Optional Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall each be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Exchange Rate and the Optional Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall each be proportionately reduced, such increases or reductions, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                  (c) If the Corporation shall, after the date hereof, issue rights or warrants, in each case other than the Rights, to all holders of its Common Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Common Stock at a price per share less than the Fair Market Value of the Common Stock on the record date for the determination of stockholders entitled to receive such rights or warrants, then in each case the Exchange Rate and the Optional Conversion Rate shall each be adjusted by multiplying the Exchange Rate and the Optional Conversion Rate in effect on such record date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Common Stock offered for subscription or purchase pursuant to such rights or warrants, and of which the denominator shall be the number of shares of Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at such Fair Market Value (determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such Fair Market Value). Shares of Common Stock owned by the Corporation or by another company of which a majority of the shares entitled to vote in the election of directors are held, directly or indirectly, by the Corporation shall not be deemed to be outstanding for purposes of such computation. Such adjustment shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered after the expiration of such rights or warrants, the Exchange Rate and the Optional Conversion Rate shall each be readjusted to the Exchange Rate and the Optional Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made upon the basis of the issuance of rights or warrants in respect of only the number of shares of Common Stock actually delivered.

                  (d) If the Corporation shall pay a dividend or make a distribution to all holders of its Common Stock consisting of evidences of its indebtedness, securities, cash or other assets (including shares of capital stock of the Corporation other than Common Stock but excluding any cash dividends or distributions and any dividends or other


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         distributions referred to in clauses (a) and (b) above), or shall issue to all holders of its Common Stock rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (c) above), then in each such case the Exchange Rate and the Optional Conversion Rate shall each be adjusted by multiplying the Exchange Rate and the Optional Conversion Rate in effect on the record date for such dividend or distribution or for the determination of stockholders entitled to receive such rights or warrants, as the case may be, by a fraction of which the numerator shall be the Fair Market Value per share of the Common Stock on such record date), and of which the denominator shall be such Fair Market Price per share of Common Stock less the Fair Market Value (as determined by the Board of Directors, whose determination shall be conclusive) as of such record date of the portion of the evidences of indebtedness or assets so distributed, or of such subscription rights or warrants, applicable to one share of Common Stock. Such adjustment shall become effective on the opening of business on the business day next following the record date for such dividend or distribution or for the determination of stockholders entitled to receive such rights or warrants, as the case may be.

                  (e) In case the Corporation shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed in a transaction to which Section 6(iv) applies or as part of a distribution referred to in Section 6(iii)(d)) in an aggregate amount that, combined together with (1) the aggregate amount of any other distributions to all holders of its Common Stock made exclusively in cash within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Section 6(iii)(e) or Section 6(iii)(f) has been made and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) of any non-cash consideration payable in respect of any tender or exchange offer by the Corporation or any of its subsidiaries for all or any portion of the Common Stock concluded within the 12 months preceding the date of payment of such distribution and in respect of which no adjustment pursuant to this Section 6(iii)(e) or Section 6(iii)(f) has been made, exceeds 12.5% of the product of the Current Market Price per share of the Common Stock on the date for the determination of holders of shares of Common Stock entitled to receive such distribution times the number of shares of Common Stock outstanding on such date, then, and in each such case, immediately after the close of business on such date for determination, each of the Exchange Rate and the Optional Conversion Rate shall be increased so that the Exchange Rate and the Optional Conversion Rate shall equal the rate determined by dividing the Exchange Rate and the Optional Conversion Rate, respectively, in effect immediately prior to the close of business on the date fixed for determination of the stockholders entitled to receive such distribution by a fraction (1) the numerator of which shall be equal to the Current Market Price per share of the Common Stock on the date fixed for such determination less an amount equal to the quotient of (x) the excess of such combined amount over such 12.5% and (y) the number of shares of Common Stock outstanding on such date for determination and (2) the denominator of which shall be equal to the Current Market Price per share of the Common Stock on such date for determination.


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                  (f) In case a tender or exchange offer made by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to stockholders of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a resolution of the Board of Directors), as of the expiration of the applicable tender or exchange offer, of any non-cash consideration payable in respect of any other tender or exchange offer, by the Corporation or any subsidiary of the Corporation for all or any portion of the Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to Section 6(iii)(e) or this
         Section 6(iii)(f) has been made and (2) the aggregate amount of any distributions to all holders of the Corporation's Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to Section 6(iii)(e) or this Section 6(iii)(f) has been made, exceeds 12.5% of the product of the Current Market Price per share of the Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Exchange Rate and the Optional Conversion Rate shall be adjusted so that the Exchange Rate and the Optional Conversion Rate shall equal the rate determined by dividing the Exchange Rate and the Optional Conversion Rate, respectively, immediately prior to the close of business on the date of the Expiration Time by a fraction (1) the numerator of which shall be equal to (x) the product of (i) the Current Market Price per share of the Common Stock on the date of the Expiration Time and (ii) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (y) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate non-cash consideration payable to stockholders pursuant to such tender or exchange offer, and
         (2) the denominator of which shall be equal to the product of (x) the Current Market Price per share of the Common Stock as of the Expiration Time and (y) the number of shares of Common Stock outstanding
         (including any tendered shares) as of the Expiration Time less the number of all shares accepted for payment pursuant to such tender or exchange offer.

                  (g) Any shares of Common Stock issuable in payment of a dividend or other distribution shall be deemed to have been issued immediately prior to the close of business on the record date for such dividend or other distribution for purposes of calculating the number of outstanding shares of Common Stock under Section 6(iii)(b) above.

                  (h) Anything in this Section 6 notwithstanding, the Corporation shall be entitled to make such upward adjustments in the Exchange Rate and the Optional Conversion Rate, in addition to those required by this Section 6, as the Corporation in its sole discretion shall determine to be advisable.

                  (i) In any case in which this Section 6(iii) shall require that an adjustment as a result of any event become effective at the opening of business on the business day next following a record date and the date fixed for conversion pursuant to Section 6(i) occurs after such record date, but before the occurrence of such event, the Corporation may in its sole discretion elect to defer the following until after the occurrence of such event: (1) issuing to the holder of any shares of Series C Preferred Stock surrendered for conversion the additional shares of Common Stock issuable upon such conversion over the shares of Common Stock issuable before giving effect to such adjustment; and (2) paying to such holder any amount in cash in lieu of a fractional share of Common Stock pursuant to Section 6(vii).

                  (j) For purposes hereof, an "adjustment in the Exchange Rate" means, and shall be implemented by, an adjustment of the nature and amount specified, effected in the manner specified, in each of the Upper Exchange Rate, the Middle Exchange Rate and the Lower Exchange Rate. If an adjustment is made to the Exchange Rate pursuant to this
         Section 6(iii), an adjustment shall also be made to the Current Market Price solely to determine which of clauses (a), (b) or (c) of the definition of Exchange Rate in Section 6(i) will apply on the Mandatory Conversion Date. Such adjustment shall be made by multiplying the Current Market Price by a fraction of which the numerator shall be the Exchange Rate immediately after such adjustment pursuant to Section 6(iii) and the denominator shall be the Exchange Rate immediately before such adjustment. All adjustments to the Exchange Rate and the Optional Conversion Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock. No adjustment in the Exchange Rate or in the Optional Conversion Rate shall be required unless such adjustment would require an increase or decrease of at least one percent in the Lower Exchange Rate; provided, however, any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All adjustments to the Exchange Rate and the Optional Conversion Rate shall be made successively.

                  (k) Before taking any action that would cause an adjustment increasing the Exchange Rate or the Optional Conversion Rate such that the conversion price (for purposes of this Section 6(iii), an amount equal to the liquidation value per share of Series C Preferred Stock divided by the Optional Conversion Rate, respectively, as in effect from time to time) would be below the then par value of the Common Stock, the Corporation will take any corporate action which may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Common Stock at the Optional Conversion Rate as so adjusted.

         (iv) Adjustment for Certain Consolidations or Mergers. In case of any consolidation or merger to which the Corporation is a party (other than a merger or consolidation in which the Corporation is the continuing corporation and in which the Common Stock outstanding immediately prior to the merger or consolidation remains unchanged), or in case of any sale or transfer to another corporation of the property of the Corporation as an entirety or substantially as an entirety, or in case of any statutory exchange of securities with another corporation (other than in connection with a merger or acquisition), proper provision shall be made so that each share of the Series C Preferred Stock shall, after consummation of such transaction, be subject to

(a) conversion at the option of the holder into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of the Series C Preferred Stock might have been converted immediately prior to consummation of such transaction, and (b) conversion on the Mandatory Conversion Date into the kind and amount of securities, cash or other property receivable upon consummation of such transaction by a holder of the number of shares of Common Stock into which such share of the Series C Preferred Stock would have been converted if the conversion on the Mandatory Conversion Date had occurred immediately prior to the date of consummation of such transaction, assuming in each case that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction (provided that if the kind or amount of securities, cash or other property receivable upon consummation of such transaction is not the same for each nonelecting share, then the kind and amount of securities, cash or other property receivable upon consummation of such transaction for each nonelecting share shall be deemed to be the kind and amount so receivable per share by a plurality of the nonelecting shares). The kind and amount of securities into which the shares of the Series C Preferred Stock shall be convertible after consummation of such transaction shall be subject to adjustment as described in Section 6(iii) following the date of consummation of such transaction. The Corporation may not become a party to any such transaction unless the terms thereof are consistent with the foregoing.

         (v) Notice of Adjustments. Whenever the Exchange Rate and Optional Conversion Rate are adjusted as provided in Section 6(iii), the Corporation shall:

                  (a) Forthwith compute the adjusted Exchange Rate and Optional Conversion Rate and prepare a certificate signed by the Chief Financial Officer, any Vice President, the Treasurer and the Controller of the Corporation setting forth the adjusted Exchange Rate and Optional Conversion Rate, the method of calculation thereof in reasonable detail and the facts requiring such adjustment and upon which such adjustment is based, which certificate shall be prima facie evidence of the correctness of the adjustment, and file such certificate forthwith with the Transfer Agent;

                  (b) Make a prompt public announcement stating that the Exchange Rate and Optional Conversion Rate have been adjusted and setting forth the adjusted Exchange Rate and Optional Conversion Rate; and

                  (c) Promptly mail a notice stating that the Exchange Rate and Optional Conversion Rate have been adjusted, the facts requiring such adjustment and upon which such adjustment is based and setting forth the adjusted Exchange Rate and Optional Conversion Rate, to the holders of record of the outstanding shares of the Series C Preferred Stock at or prior to the time the Corporation mails an interim statement to its stockholders covering the fiscal quarter period during which the facts requiring such adjustment occurred but in any event within 45 days of the end of such fiscal quarter period.

         (vi) Notices of Proposed Actions. In case, at any time while any of the shares of Series C Preferred Stock are outstanding,

                  (a) the Corporation shall declare a dividend (or any other distribution) on the Common Stock (other than in cash out of profits or surplus and other than the Rights), or

                  (b) the Corporation shall authorize the issuance to all holders of the Common Stock of rights or warrants (other than the Rights) to subscribe for or purchase shares of the Common Stock or of any other subscription rights or warrants, or

                  (c) of any reclassification of the Common Stock (other than a subdivision or combination thereof) or of any consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required (except for a merger of the Corporation into one of its subsidiaries solely for the purpose of changing the corporate domicile of the Corporation to another state of the United States and in connection with which there is no substantive change in the rights or privileges of any securities of the Corporation other than changes resulting from differences in the corporate statutes of the then existing and the new state of domicile), or of the sale or transfer of all or substantially all of the assets of the Corporation, then the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the shares of Series C Preferred Stock, and shall cause to be mailed to the holders of shares of Series C Preferred Stock at their last addresses as they shall appear on the stock register, as promptly as possible, but at least 10 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating (1) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (2) the date on which any such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property (including cash), if any, deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up. The failure to give or receive the notice required by this Section 6(vi) or any defect therein shall not affect the legality or validity of any such dividend, distribution, right or warrant or other action.

         (vii) No Fractional Shares. No fractional shares of Common Stock shall be issued upon the conversion of any shares of the Series C Preferred Stock. In lieu of any fraction of a share of Common Stock which would otherwise be issuable in respect of the aggregate number of shares of the Series C Preferred Stock surrendered by the same holder upon Automatic Conversion or Optional Conversion, such holder shall have the right to receive an amount in cash (computed to the nearest cent) equal to the same fraction of (a) in the case of Automatic Conversion, the Current Market Price or (b) in the case of an Optional Conversion by a holder, the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the effective date of conversion. If more than one share of Series C Preferred Stock shall be surrendered for conversion at one time by or for the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.

         (viii) Treasury Shares. For the purposes of this Section 6, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Corporation but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Corporation will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Corporation.

         (ix) Other Action. If the Corporation shall take any action affecting the Common Stock, other than action described in this Section 6, that in the opinion of the Board of Directors would materially adversely affect the conversion rights of the holders of the shares of Series C Preferred Stock, the Exchange Rate and/or the Optional Conversion Rate for the Series C Preferred Stock may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances.

         (x) Conversion. The Corporation covenants that it will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued shares of Common Stock for the purpose of effecting conversion of the Series C Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all outstanding shares of Series C Preferred Stock not theretofore converted. For purposes of this Section 6(x), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single holder.

         The Corporation covenants that any shares of Common Stock issued upon conversion of the Series C Preferred Stock shall be validly issued, fully paid and non-assessable.

         The Corporation shall endeavor to list the shares of Common Stock required to be delivered upon conversion of the Series C Preferred Stock, prior to such delivery, upon each national securities exchange, if any, upon which the outstanding Common Stock is listed at the time of such delivery.

         Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Corporation shall endeavor to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.

         (xi) Taxes. The Corporation will pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock or other securities or property on conversion of the Series C Preferred Stock pursuant thereto; provided, however, that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issue or delivery of shares of Common Stock or other securities or property in a name other than that of the holder of the Series C Preferred Stock to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Corporation the amount of any such tax or established, to the reasonable satisfaction of the Corporation, that such tax has been paid.

         7. Redemption. The Series C Preferred Stock is not redeemable.

         8. Outstanding Shares. For purposes of this Certificate of Designations, all shares of Series C Preferred Stock shall be deemed outstanding, except from the date of registration of transfer, all shares of Series C Preferred Stock held of record by the Corporation or any subsidiary of the Corporation.

         9. Preemptive Rights. The Series C Preferred Stock is not entitled to any preemptive or subscription rights in respect of any securities of the Corporation.

         10. Severability of Provisions. Whenever possible, each provision hereof shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision hereof is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions hereof. If a court of competent jurisdiction should determine that a provision hereof would be valid or enforceable if a period of time were extended or shortened or a particular percentage were increased or decreased, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

         11. Fractional Shares. Series C Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series C Preferred Stock.

         12. Reversion to Corporation. Subject to applicable escheat laws, any monies set aside by the Corporation in respect of any payment with respect to shares of the Series C Preferred Stock, or dividends thereon, and unclaimed at the end of two years from the date upon which such payment is due and payable shall revert to the general funds of the Corporation, after which reversion the holders of such shares shall look only to the general funds of the Company for the payment thereof. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

         13. Definitions. For purposes of the Series C Preferred Stock, the following terms shall have the meanings indicated:

                  "business day" means any day other than a Saturday or Sunday or any other day on which banks in The City of New York are authorized or required by law or executive order to close.

                  "Closing Price" of a share of Common Stock on any date of determination means the closing sale price (or, if no closing sale price is reported, the last reported sale price) of such share on the New York Stock Exchange (the "NYSE") on such date or, if the Common Stock is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed, or if it is not so listed on a United States national or regional securities exchange, as reported by The Nasdaq Stock Market, or, if it is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of a share of Common Stock on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Corporation.

                  "Current Market Price" per share of the Common Stock means the average Closing Price per share of the Common Stock of the Company on the 20 Trading Days immediately prior to, but not including, the Mandatory Conversion Date or, for purposes of Section 6(iii)(f), the Expiration Time.

                  "Fair Market Value" on any day means the average of the daily Closing Prices of a share of Common Stock of the Company on the five
         (5) consecutive Trading Days selected by the Corporation commencing not more than 20 Trading Days before, and ending not later than, the earlier of the day in question or the day before the "ex" date with respect to the issuance or distribution requiring such computation. The term "ex date," when used with respect to any issuance or distribution, means the first day on which the Common Stock trades regular way, without the right to receive such issuance or distribution, on the exchange or in the market, as the case may be, used to determine that day's Closing Price.

                  "Initial Price" means $_______ per share of Common Stock.

                  "Rights" means the rights of the Corporation which are issuable under the Corporation's Rights Agreement, dated January 31, 1996, and as amended from time to time, or rights to purchase any capital stock of the Corporation under any successor stockholder rights plan or agreement adopted in replacement of the Corporation's Rights Agreement.

                  "Trading Day" means a day on which the Common Stock (a) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and
         (b) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security.

                  "Transfer Agent" means Norwest Bank Minnesota, National Association and any of its successors and assigns, or such other agent or agents of the Corporation as may be designated by the Board of Directors as the transfer agent for the Series C Preferred Stock.

This Certificate shall be effective as of May ___, 1999.

IN WITNESS WHEREOF, said Apache Corporation has caused this Certificate to be signed by Raymond Plank, its Chairman and Chief Executive Officer, and attested by Cheri L. Peper, its Corporate Secretary, this _____ day of May, 1999.


ATTEST:                            APACHE CORPORATION


-------------------------------    -------------------------------------------
Name:  Cheri L. Peper              Name:  Raymond Plank
Title: Corporate Secretary         Title: Chairman and Chief Executive Officer